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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 10, 2003


                            LOEHMANN'S HOLDINGS, INC.

               (Exact Name of Registrant as Specified in Charter)


           Delaware                   0-28410                      13-4129380
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(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)               File No.)              Identification No.)


2500 Halsey Street, Bronx, NY                                           10461
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (718) 409-2000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Exhibits

         99.1      Amended and Restated Press Release dated September 10, 2003
         99.2      Transcript of webcast conference call from September 10, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On September 10, 2003 Loehmann's Holdings, Inc. (the "Company") (i) issued a press release (the "Original Release") announcing the Company's financial results for the quarter ended August 2, 2003 (ii) issued an amended and restated press release correcting an error in the Original Release and (iii) conducted a webcast conference call regarding the Company's financial results for the quarter ended August 2, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2003

                                          LOEHMANN'S HOLDINGS, INC.



                           By: /s/ Robert Glass
                               -------------------------------------------------
                               Name:   Robert Glass
                               Title:  Chief Operating Officer, Chief Financial
                                       Officer and Secretary


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                                 EXHIBIT INDEX

     EXHIBIT NO.   DESCRIPTION
     -----------   -----------
     99.1          Amended and Restated Press Release dated September 10, 2003
     99.2          Transcript of webcast conference call from September 10, 2003